CAVANAL HILL FUNDS
Supplement dated September 17, 2012
to the Statement of Additional Information for
Bond and Equity Funds
dated December 31, 2011

The following information replaces the information contained in the first five paragraphs of the “Investment Adviser” section of the SAI (all other information contained in the SAI remains unchanged).

INVESTMENT ADVISER

Investment advisory services are provided to each of the Funds by Cavanal Hill Investment Management pursuant to an Investment Advisory Agreement. Cavanal Hill Investment Management is a separate, wholly-owned subsidiary of BOKF, N.A. (“BOK”). It began serving as Investment Adviser to the Funds on May 12, 2001. Cavanal Hill Investment Management, subject to the general supervision of the Board of Trustees of the Trust, is responsible for providing research, investment decision making, strategizing and risk management, and day-to-day portfolio management. Cavanal Hill Investment Management is located at One Williams Center, 15th Floor, Tulsa, OK 74172-0172. As of September 30, 2011, Cavanal Hill Investment Management had approximately $5 billion in assets under management.

BOK is a subsidiary of BOK Financial. BOK Financial is controlled by its principal shareholder, George B. Kaiser. Subsidiaries of BOK Financial provide an array of wealth management, trust, custody and administration, and commercial and retail banking services, as well as non-banking financial services. Non-banking subsidiaries provide various financial services, including mortgage banking, broker-dealer and investment advisory services, private equity and alternative investing, and credit life, accident, and health insurance on certain loans originated by its subsidiaries.

BOK Financial subsidiaries maintain offices in Oklahoma, Arizona, Arkansas, Colorado, Kansas, Missouri, New Mexico, Texas, and Utah and offer a variety of services for both corporate and individual customers. Individual financial trust services include personal trust management, administration of estates, and management of individual investments and custodial accounts. For corporate clients, the array of services includes management, administration and recordkeeping of pension plans, thrift plans, 401(k) plans and master trust plans. BOK Financial subsidiaries also provide investment banking services, serve as transfer agent and registrar for corporate securities, broker/dealer, paying agent for dividends and interest, and indenture trustee of bond issues. As of September 30, 2011, BOK Financial and its subsidiaries had approximately $32 billion in assets under management.

Subject to the general supervision of the Board and in accordance with the investment objective and restrictions of each of the Funds, Cavanal Hill Investment Management reviews, supervises, and provides general investment advice regarding each of the Funds’ investment programs. Subject to the general supervision of the Board and in accordance with the investment objective and restrictions of each of the Funds, Cavanal Hill Investment Management makes all final decisions with respect to portfolio securities of each of the Funds, places orders for all purchases and sales of the portfolio securities of each of the Funds, and maintains each Fund’s records directly relating to such purchases and sales.

For the services provided and expenses assumed pursuant to the Investment Advisory Agreement with the Funds, the Adviser is entitled to receive a fee from each of the Funds, computed daily and paid monthly, based on the lower of (1) such fee as may, from time to time, be agreed upon in writing by the Funds and the Adviser or (2) the average daily net assets of each such Fund as follows: the U.S. Large Cap Equity Fund — sixty-nine one-hundredths of one percent (0.69%) annually; the Balanced Fund — seventy-four one-hundredths of one percent (0.74%) annually; the Opportunistic Fund – one and thirty-five one-hundredths of one percent (1.35%) annually; the Bond Fund, the Intermediate Bond Fund, the Intermediate Tax-Free Bond Fund and the Short-Term Income Fund — fifty-five one-hundredths of one percent (0.55%) annually; the Money Market Funds — fifteen one-hundredths of one percent (0.15%) annually. Cavanal Hill Investment Management may periodically waive all or a portion of its fee with respect to any Fund to increase the net income of such Fund available for distribution as dividends.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE APPLICABLE
PROSPECTUS FOR FUTURE REFERENCE.

CH-SP3-0912